EXHIBIT 10.9


                                                                           FINAL


                 AGREEMENT OF PURCHASE AND SALE OF REAL PROPERTY

              THIS AGREEMENT OF PURCHASE AND SALE OF REAL PROPERTY (this "AGREEMENT") is made as of this 5th day of January, 1999, by and between TEL-SAVE, INC., a Pennsylvania corporation (the "SELLER"), and JIMLEW CAPITAL LLC, a Delaware limited liability company (the "PURCHASER").

                                   WITNESSETH:

              WHEREAS, Seller is the fee simple owner of all of that certain parcel of real property containing approximately ten (10) acres and located in the Solebury Township, Bucks County, Pennsylvania, which for tax purposes is known as Tax Parcel 41-28-67, as more particularly described on Exhibit "A" attached hereto and incorporated herein, together with all buildings and improvements thereon, including without limitation office building improvements and known by street address as 6805 Route 202 in Solebury Township, Pennsylvania 18963, all right, title and interest of Seller in and to any land lying in the bed of any existing dedicated street, road or alley adjoining thereto, all strips and gores adjoining thereto, and all rights, ways, easements, privileges and appurtenances thereunto belonging (the "PROPERTY"); and

              WHEREAS,   Seller  desires  to  sell,  and  Purchaser  desires  to
purchase, the Property on the terms and conditions set forth herein; and

              WHEREAS,   this  Agreement  is  executed  in  conjunction  with  a
Severance Agreement dated on or about the date hereof, and shall constitute the agreement described at Section 7.1.3 of the Severance Agreement; and

              WHEREAS, as a condition to closing on this Agreement, Seller and Purchaser shall execute a lease under which Seller will lease back a portion of the Property from Purchaser ("LEASE").

              NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants set forth herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller and Purchaser hereby agree as follows:

              1. AGREEMENT  TO SELL AND  PURCHASE.  Seller  agrees  to  sell and
Purchaser   agrees  to  purchase  the  Property  on  the  terms  and  conditions hereinafter set forth.

              2. PURCHASE PRICE AND TERMS. The purchase price of the Property shall be one million nine hundred eighty-one thousand four hundred fifty-four dollars ($1,981,454). The purchase price shall be paid in full at closing in the form of cash or, at Purchaser's election, shares of Tel-Save.com, Inc. stock. The Tel-Save.com, Inc. stock shall be valued as of the close of business on the day immediately prior to the date of

                                       -2-                                 FINAL

closing hereunder, or the close of business on December 31, 1998, whichever value is higher.

              3. INVESTIGATION OF PROPERTY.

                 (a)  DELIVERY  OF  DOCUMENTS.  Seller  shall  upon  request  of
Purchaser provide copies of any of the following documents or any other documents and information relating to the Property as Purchaser may reasonably request and which are in Seller's possession or under Seller's control: all existing leases, rent rolls, insurance policies, agreements, surveys, site plans, permits, certificates of occupancy, plans and specifications, environmental, hazardous waste, radon, engineering, architectural or zoning documents, tests, or reports, and title insurance policies or reports, if any, relating to the Property which are in Seller's possession or under Seller's control.

                 (b) INSPECTION OF PROPERTY. Purchaser, its agents and representatives shall have the right to enter on to the Property prior to closing hereunder for purposes of conducting surveys, soil tests, market studies, engineering tests and such other tests, investigations, studies and/or inspections as Purchaser deems necessary or desirable to evaluate the Property, provided that (i) all such tests, investigations, studies and inspections shall be conducted at Purchaser's sole risk and expense, (ii) Purchaser shall give Seller reasonable prior notice of its entry onto the Property, (iii) Purchaser shall use reasonable efforts to minimize any interference with the activities of occupants on the Property, and (iv) Purchaser shall indemnify and hold Seller harmless from and against any losses, liabilities, costs or expenses (including reasonable attorneys' fees) arising out of Purchaser's entry onto the Property.

              4. TITLE.

                 (a) CONDITION AT CLOSING. At closing hereunder, Seller shall convey fee simple title to the Property, marketable and good of record and in fact, free and clear of any and all liens, defects, encumbrances, leases, easements, covenants, restrictions or other matters whatsoever, whether recorded or unrecorded, except for (i) the lien of real estate taxes, water rents and sewer charges not yet due and payable and (ii) Title Objections approved by Purchaser pursuant to Section 4(b) hereof.

                 (b) TITLE OBJECTIONS. Seller and Purchaser acknowledge that a title insurance policy was obtained by Seller on June 6, 1996 in conjunction with Seller's purchase of the Property in 1996. Said title policy was written by American Land Title Association and is known as Policy Number SV 2621277, dated June 6, 1996 (the "TITLE POLICY"). Seller warrants that there have been no material encumbrances recorded against the Property since the date of the Title Policy dated June 6, 1996 of which Seller is aware. Purchaser has had an adequate opportunity to review the Title Policy, and accepts that the Title Policy and the additional warranty of Seller constitute sufficient assurance of Seller's ability to convey good title to the Property. If Purchaser desires further title investigation, insurance or survey of the Property, Purchaser may obtain such at his own expense. If Purchaser shall determine that any matter or matters affecting the Property, described in

                                       -3-                                 FINAL

such investigation, insurance or survey and not shown on the Title Policy or Exhibit "B" are unacceptable ("TITLE OBJECTIONS"), Purchaser shall notify Seller in writing of such matter or matters prior to closing, and Seller shall have the option to either correct the Title Objections at its own expense and proceed with the closing, or to terminate this Agreement. Notwithstanding the provisions of this Section 4(b), Seller shall release at or prior to closing all monetary liens and encumbrances encumbering the Property. Notwithstanding the foregoing, Purchaser hereby approves the title exceptions listed on Exhibit "B" attached hereto and hereby incorporated, subject to the review of a survey if ordered by Purchaser as set forth above.

              5. CLOSING.

                 (a) TIME AND PLACE. Closing under this Agreement shall be held on January 5, 1999. Closing shall be held at the offices of Seller, Seller's counsel or such other place as is acceptable to both Seller and Purchaser.

                 (b)  CLOSING DOCUMENTS.

                     (1) BY SELLER. At closing hereunder, Seller shall:

                         (i)   Execute,   acknowledge   and  deliver  a  special
warranty deed in the name of the person or entity designated by Purchaser.

                         (ii)  Execute,  acknowledge  and deliver a  Non-Foreign
Affidavit as required under Section 9(b) hereof.

                         (iii) Cause the  cancellation  and  termination  of any
lease affecting the Property, the vacation of any tenant in the Property except as provided in the Lease, and deliver evidence thereof to Purchaser.

                         (iv)  Execute  and deliver to  Purchaser  a  settlement
statement.

                         (v)   Execute and deliver the Lease.

                         (vi)  Execute,  acknowledge as appropriate  and deliver
such additional documents as may be necessary or customary to consummate the transactions contemplated herein.

                     (2) BY PURCHASER. At closing hereunder, Purchaser shall:

                         (i)   Pay the purchase price in accordance with Section
2 hereof.

                         (ii)  Execute  and  deliver  to  Seller  a   settlement
statement.

                                       -4-                                 FINAL


                         (iii) Execute and deliver the Lease.

                         (iv)  Execute,  acknowledge and deliver such additional
documents as may be necessary or customary to consummate the transactions contemplated herein.

                 (c) CLOSING ADJUSTMENTS. Real estate taxes, water rents, sewer charges, other utilities and similar charges shall be prorated and adjusted to the date of closing hereunder. Any special assessments imposed by any governmental agency or authority which are pending, noted or levied, or which may be levied, noted or ordered prior to closing, shall be satisfied by Seller at or prior to closing hereunder. If such taxes, rents or other charges are not able to be determined on the date of closing, then the parties will prorate and adjust such taxes, rents or other charges as soon as reasonably possible after the closing contemplated hereunder, the parties agreeing that the terms of this sentence shall survive the closing hereunder.

                 (d) CLOSING COSTS. The transfer and recordation tax shall be divided equally between Seller and Purchaser. Seller and Purchaser shall each pay their respective attorneys' fees. Purchaser shall pay the premium of any title insurance policy purchased by Purchaser, and any survey costs. All other closing costs and charges shall be paid according to custom in Pennsylvania.

                 (e) POSSESSION. Subject to the terms of the Lease, Seller shall give possession and occupancy of the Property to Purchaser at closing hereunder and no person or entity shall be occupying or possessing the Property. In the event Seller shall fail to do so, Purchaser shall have the following options:

                     (1) to continue to acquire the Property in which event Seller, and any person or entity occupying the Property through Seller, shall become and thereafter be a tenant at sufferance of Purchaser and Seller hereby waives all notices to quit provided by the laws of the Commonwealth of Pennsylvania or otherwise; or

                     (2) to exercise any rights and remedies Purchaser may have under this Agreement or law or at equity.

                 (f) NOTICE OF VIOLATIONS. All notices of violations of orders or requirements issued by any governmental agency or authority, or actions in any court on account thereof, against or affecting the Property at the date of closing hereunder, shall be complied with by Seller and the Property conveyed free thereof.

              6. CONDITIONS TO CLOSING. The obligation of Purchaser to close hereunder is subject to the satisfaction, at or prior to closing, of each of the following conditions, any of which may be waived, in whole or in part, in writing by Purchaser at or prior to closing:

                                       -5-                                 FINAL

                 (a) REPRESENTATIONS AND WARRANTIES. The representations and warranties of Seller set forth herein shall be true and correct in all material respects.

                 (b) TITLE. Title to the Property shall be in the condition required by Section 4 hereof.

                 (c) COMPLIANCE BY SELLER. Seller shall have performed and complied with all of the covenants and conditions required by this Agreement to be performed or complied with at or prior to closing.

                 (d) NO ADVERSE MATTERS. No material portion of the Property shall have been adversely affected as a result of earthquake, disaster, any action by governmental authority, flood, riot, civil disturbance, or act of God or public enemy.

                 (e) LEASES. Other than the Lease, all leases affecting the Property shall be cancelled and terminated and the terms and conditions of
Section 5(e) above are satisfied.

              7. CONDITION OF PROPERTY. At closing hereunder, Purchaser shall take the Property in "as is" condition as of the date of this Agreement, reasonable wear and tear excepted. Seller assumes all risk of loss or damage to the Property by fire or other casualty until the deed of conveyance to Purchaser is delivered to Purchaser. In the event that all or any portion of the Property is damaged or destroyed by fire or other casualty prior to closing hereunder, Seller shall promptly notify Purchaser of the same. In the event the cost of repair thereof is less than One Hundred Thousand Dollars ($100,000.00), Seller shall promptly undertake such repair and complete the same prior to closing hereunder. In the event the cost of repair thereof is equal to or greater than One Hundred Thousand Dollars ($100,000.00), and such damage or destruction is not fully repaired by Seller prior to closing hereunder, Purchaser, in its sole discretion, shall either (i) proceed to closing hereunder with no reduction in the purchase price, in which event all insurance proceeds attributable to such damage or destruction shall be delivered or assigned to Purchaser at closing and the amount of any deductible with respect to such damage or destruction paid by Seller to Purchaser, or (ii) terminate this Agreement, in which event the parties hereto shall be released from any further liabilities or obligations hereunder.

              8. OBLIGATIONS PENDING CLOSING.

                 (a) TITLE TO PROPERTY. Except as may be necessary to cure Title Objections, Seller shall not cause or permit any change in the status of title to the Property prior to closing hereunder.

                 (b) CONDITION OF PROPERTY. Seller shall continue to operate and maintain the Property in the ordinary course of business, and shall not cause or permit any adverse change in the condition of the Property, reasonable wear and tear and damage by fire or the elements excepted.

                                       -6-                                 FINAL

                 (c) CONTRACTS. Seller shall not enter into any contracts and agreements relating to the management and operation of the Property.

                 (d) INSURANCE. Prior to closing hereunder, Seller shall maintain in full force and effect insurance against loss or damage by fire and such other hazards as are customarily covered by extended coverage endorsements in an amount sufficient to prevent Seller from becoming a co-insurer of any loss or damage.

                 (e) CONDEMNATION. In the event any governmental agency should notify Seller, or Seller should become aware, of any permanent or temporary actual or threatened taking or condemnation of any portion of the Property, Seller shall promptly notify Purchaser of the same. Purchaser shall thereupon be entitled, at its sole option, (i) to proceed to closing hereunder with no reduction in the purchase price in which event any and all proceeds of such taking or condemnation shall be delivered or assigned to Purchaser at closing hereunder, or (ii) to terminate this Agreement, in which event all parties shall be relieved from any further liabilities or obligations hereunder.

              9. REPRESENTATIONS AND WARRANTIES OF SELLER. Seller represents and warrants to Purchaser as follows, all of which representations and warranties are true and correct as of the date hereof and shall be true and correct as of closing hereunder:

                 (a) Seller (i) is a corporation duly formed, validly existing and in good standing under the laws of the Commonwealth of Pennsylvania, (ii) has full power and authority to sell the Property to Purchaser without the consent of any other person or entity, (iii) has authorized the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, and (iv) is the sole legal and equitable owner of record and in fact of good and marketable fee simple title to the Property.

                 (b) Seller is not a "foreign person" as that term is defined in Section 1445 of the Internal Revenue Code, and Seller shall execute an affidavit to such effect in the form to be provided by Purchaser. Seller shall indemnify Purchaser and its agents against any liability or cost, including reasonable attorneys' fees, in the event that this representation is false or Seller fails to execute such affidavit at closing hereunder.

                 (c) No taking by power of eminent domain or condemnation proceedings have been instituted or, to the best of Seller's knowledge, threatened for the permanent or temporary taking or condemnation of all or any portion of the Property.

                 (d) There is not pending or, to the best of Seller's knowledge, threatened, any litigation, proceeding or investigation relating to the Property or Seller's title thereto, nor does Seller have reasonable grounds to know of any basis for such litigation, proceedings or investigations.

                 (e) To the best of Seller's knowledge, there exists no violation of any law, regulation, orders or requirements issued by any governmental agency or authority, or action in any court on account thereof, against or affecting the Property.

                                       -7-                                 FINAL

                 (f) Seller has not made, and prior to closing hereunder will not make, any commitments to any governmental authority or agency, utility company, school board, church or other religious body, or to any other organization, group or individual, relating to the Property which would impose on Purchaser the obligation to make any contributions of money, dedication of land or grants of easements or rights-of-way, or to construct, install or maintain any improvements, public or private, on or off the Property.

                 (g) All services performed or materials provided in connection with the construction of improvements on the Property have been paid.

                 (h) No commission or other fee will be due or payable to any real estate agent, broker or finder after closing hereunder in connection with any lease existing on the date of full execution of this Agreement.

                 (i) There are no contracts and agreements relating to the management and operation of the Property.

                 (j) To the best of Seller's knowledge, the buildings and improvements constituting the Property are structurally sound, no portion of the improvements is subject to penetration by rain or surface water, and the heating, air conditioning, ventilating and other mechanical, electrical and plumbing systems and equipment included in the Property are in good working order, repair and condition, reasonable wear and tear excepted.

                 (k) To the best of Seller's knowledge, the Property is zoned light industrial under the zoning ordinances and regulations of Solebury Township, and such classification permits, as a matter of right and without any special exception, special use permit, or variance (except for a variance required by the Department of Environmental Resources concerning the installation of a bridge over a stream on the Property and a sewer variance), the use of the Property as the same is currently used, subject to the restrictions described in the Solebury Township Zoning Hearing Board Application of William Terry Doan dated September 17, 1984.

                 (l) Seller has not received any notice from the state, county or federal governments, or any governmental agency or authority thereof that the buildings and improvements at the Property do not comply with the Americans With Disabilities Act and/or the regulations promulgated thereunder. It is specifically understood that the Seller makes no other representations or warranties regarding the compliance or noncompliance of the Property and the buildings and improvements thereon with the Americans With Disabilities Act and/or the regulations promulgated thereunder. To the best of Seller's knowledge, the buildings and improvements at the Property comply with all other applicable subdivision ordinances, building codes, certificates of occupancy and other applicable Federal, Pennsylvania and Bucks County ordinances, orders and regulations.

                                       -8-                                 FINAL

                 (m) To the best of Seller's knowledge, there are in existence at the Property no "hazardous wastes" as that term is defined in the Resource Conservation and Recovery Act, the Comprehensive Environmental Resources, Compensation and Liability Act, the regulations issued pursuant thereto by the Federal Environmental Protection Agency and/or in the applicable law of the Commonwealth of Pennsylvania or any subdivision thereof, including without limitation radon levels in excess of applicable regulations ("HAZARDOUS WASTES"). Seller is not a generator of any such Hazardous Wastes, and to the best of Seller's knowledge, is in full compliance with all Hazardous Waste emission, reporting, storage and removal requirements imposed by applicable law.

                 (n) To the best of Seller's knowledge, there is in existence at the Property no "asbestos" as that term is defined in regulations promulgated by the Federal Environmental Protection Agency and/or the Occupational Safety and Health Administration ("ASBESTOS").

                 (o) To the best of Seller's knowledge, the Property is not located within an area designated as a flood hazard area under the Federal Flood Protection Act of 1973, on the applicable U.S. Department of Housing and Urban Development Flood Hazard Boundary Map, or any special flood hazard map published by the Federal Emergency Management Agency, although the parties recognize that there is a small stream on the Property.

                 (p) All documents and other information provided by Seller to Purchaser pursuant to this Agreement shall be true and complete in all material respects.

                 (q) The person executing this Agreement on behalf of Seller is an officer of Seller and is duly authorized by Seller to execute this Agreement and has full power and authority to execute the same on behalf of Seller.

                 (r)  Seller is the owner of the Property.

                 (s) There is no personal property owned by Seller which is being transferred to Purchaser under the terms of this Agreement.

             10. REPRESENTATIONS AND WARRANTIES OF PURCHASER. Purchaser represents and warrants to Seller as follows, all of which representations and warranties are true and correct as of the date hereof and shall be true and correct as of closing hereunder:

                 (a)  Purchaser (i) is a limited  liability company duly formed, validly  existing and in good standing  under the laws of the State of Delaware,
(ii) has full power to and authority to purchase the property from Seller without the consent of any person or entity (or such consent has already been obtained therefor), and (iii) has authorized the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby.



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                                       -9-                                 FINAL

              11. INDEMNITY. Seller hereby agrees to indemnify, defend and hold Purchaser harmless from and against any and all damages, claims, expenses and liabilities (including without limitation reasonable attorneys' fees and the cost of remediating or implementing corrective action with respect thereto) ("LOSS") arising from or in connection with any Hazardous Waste or Asbestos at, on, in, under, affecting or otherwise related to any portion of the Property, any surrounding property or the surrounding environment. The foregoing indemnity shall not apply to any Loss on and after the date the Property is sold to Purchaser to the extent the Seller establishes that such Loss is not the result of a release of, or other action with respect to, Hazardous Waste or Asbestos before the date of such acquisition.

              12. DEFAULT. If Purchaser shall fail to complete settlement as herein provided, Seller, may undertake any and all legal and equitable actions, including, without limitation, a suit for specific performance.. If Seller shall fail to complete settlement as herein provided, or default in any manner under this Agreement, Purchaser, may undertake any and all legal and equitable actions, including, without limitation, a suit for specific performance.

              13. BROKERS. Seller and Purchaser each represents and warrants to the other that no real estate agent, broker or finder has acted for it in connection with this Agreement and the transactions contemplated hereby, and each shall indemnify and save the other harmless from the claim of any such persons claiming by or through it for commissions or fees by reason of this Agreement or the transaction contemplated hereby.

              14. NOTICES. Any notice required or permitted to be given hereunder shall be in writing and shall be hand-delivered, delivered by overnight courier or mailed by certified mail, postage prepaid, return receipt requested, to the parties hereto at their respective addresses set forth below, or at such other addresses of which either party shall notify the other party in accordance with the provisions hereof, and shall be deemed given as of the date delivered (if given by hand-delivery), one (1) business day after the sending thereof (if given by overnight courier) and as of three (3) business days after the mailing thereof (if given by certified mail):

                      If to the Seller:

                      Tel-Save.com, Inc.
                      6805 Route 202
                      New Hope, PA 18963
                      Attention:  Legal Dept.

                      with a copy to:

                                      -10-                                 FINAL

                      Arnold & Porter
                      777 South Figueroa Street
                      44th Floor
                      Los Angeles, CA 90017-2513
                      Attention:  Ted Johnsen, Esq.

                      If to the Purchaser:

                      Jimlew Capital LLC
                      6805 Route 202
                      New Hope, PA 18963
                      Attention: Daniel Borislow

              15. BINDING EFFECT AND ASSIGNMENT. Seller and Purchaser agree that the terms and conditions of this Agreement shall be binding upon, and shall inure to the benefit of, their respective heirs, legal representatives and assigns.

              16. OTHER AGREEMENTS. This Agreement is being executed in conjunction with a Severance Agreement dated on or about the date hereof and shall constitute the agreement described at Section 7.1.3 of the Severance Agreement. The effectiveness of this Agreement and of each agreement set forth in Section 7.1 of the Severance Agreement is conditioned upon the execution and delivery of each of such agreements. Seller and Purchaser are also executing the Lease. Other than the Lease and other agreements referenced in this paragraph 16, this Agreement contains the entire understanding between the parties hereto with respect to the Property and is intended to be an integration of all prior or contemporaneous agreements, conditions or undertakings between the parties hereto; there are no promises, agreements, conditions, undertakings, warranties or representations, oral or written, express or implied, between and among the parties hereto with respect to the Property other then as set forth herein and subject to the other agreements referenced in this paragraph.

              17. MODIFICATION. No change or modification of this Agreement shall be valid unless the same is in writing and signed by Seller and Purchaser. No purported or alleged waiver of any of the provisions of this Agreement shall be valid or effective unless in writing signed by the party against whom it is sought to be enforced. All representations, warranties, covenants and indemnities herein shall survive closing hereunder for one (1) year after the date of the closing and shall not be merged in the deed of conveyance during such one (1) year period. It is agreed that time is of the essence in the performance of the terms of this Agreement. Seller and Purchaser shall, at Purchaser's option, record a short form memorandum of this Agreement giving notice of the terms hereof, and the costs thereof shall be allocated among Purchaser and Seller in accordance with Section 5(d) hereof.

              18. INTERPRETATION. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania. Captions herein are for convenience of reference only and in no way define, limit or expand the scope or intent of







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                                      -11-                                 FINAL

this Agreement. Whenever the context hereof shall so require, the singular shall include the plural, the male gender shall include the female, and vice versa. This Agreement may be executed in two (2) or more counterparts, all of which together shall constitute but one and the same Agreement. In the event that one
(1) or more of the provisions hereof shall be held to be illegal, invalid or unenforceable, such provisions shall be deemed severable and the remaining provisions hereof shall continue in full force and effect. Reference in this Agreement to the date of full execution hereof shall mean the date on which this Agreement is fully executed and ratified by both Purchaser and Seller.


                      [Signatures follow on the next page]






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                                      -12-                                 FINAL



                      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal on the date first above written.

                               SELLER:

WITNESS:                       TEL-SAVE, INC.,
                               a Pennsylvania corporation



____________________           By:      _____________________[SEAL]
                                        Name
                                        Title

                               Date:    _________________________




                               PURCHASER:

WITNESS:                       Jimlew Capital LLC,
                               a Delaware limited liability company



____________________           By:      ____________________[SEAL]
                                         Name
                                         Title

                               Date:    _________________________

                                      -13-                                 FINAL

                                LIST OF EXHIBITS

                    Exhibit "A":   Description of Property
                    Exhibit "B":   Approved Title Exceptions

                                                                           FINAL

                                   EXHIBIT "A"


                             DESCRIPTION OF PROPERTY


ALL THAT CERTAIN parcel of land, Situate in the Township of Solebury, County of Bucks and Commonwealth of Pennsylvania, bounded and described according to Plan of Survey made for Magill Brothers, by George Rice, Registered Surveyor of Solebury, Pennsylvania, dated December 31, 1974, and revised December 19, 1977, as follows:

BEGINNING at a point on the Westerly side of L.R. 1086 Spur, said point being a corner in line of lands now or late of J.D. Materials Co., Inc., on the Solebury Township - New Hope Borough line; thence along said lands now or late of J.D. Materials Co., Inc., on the Solebury Township - New Hope Borough line, South eighty-one degrees thirty minutes thirty-eight seconds West, three hundred ninety-three and twenty-one one-hundredths feet to a point, a corner in line of lands of The Delaware River Joint Toll Bridge Commission; thence along said lands of The Delaware River Joint Toll Bridge Commission, the four following courses and distances: (1) North seventeen degrees sixteen minutes eleven seconds West, four hundred seventy-seven and fifty one-hundredths feet to a point, a corner; thence (2) North thirty-nine degrees two minutes twenty-five seconds East, ninety and fourteen one-hundredths feet to a point, a corner (3) North seventeen degrees sixteen minutes eleven seconds West fifty and no one-hundredths feet to a point, a corner; and (4) North fifty-one degrees thirty-three minutes ten seconds West, two hundred twenty-one and ninety-three one hundredths feet to a point, a corner of lands now or late of Bernard and Betty J. Rozansky; thence along said lands now or late of Bernard and Betty J. Rozansky, North eighty-two degrees twenty minutes nineteen seconds East, eight hundred sixty-two and thirty-three one-hundredths feet to a point, a corner on the Westerly side of the aforesaid L.R. 1086 Spur; thence along the said Westerly side of L.R. 1086 Spur; along a curve to the left, having a radius of one thousand, two hundred five and ninety-two one-hundredths feet, for the arc length of forty and four one-hundredths feet, to a point of tangency, thence still along the same, South thirteen degrees, thirty-nine minutes thirty-nine seconds West, six hundred fifty-four and ten one-hundredths feet to a point of curvature; thence along a curve to the right, having a radius of one-thousand, eighty-five and ninety-two one-hundredths feet, for the arc length of ninety-eight and eighty-one one-hundredths feet, to the point and place of beginning.

CONTAINING 10.06 ACRES OF LAND

COUNTY TAX PARCEL NO.:  41-28-67

BEING THE SAME PREMISES which The Fidelity Bank, Beverley W. Magill and Frederick B. Williamson, III, trustees for Marital Trust under the Will of Winfield A. Magill, deceased and Thomas H. Magill and Joyce W. Magill, husband and wife by Deed dated October 9, 1984, and recorded October 31, 1984, in Land Record Book 2582 Page





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                                       -2-                                 FINAL

653, Bucks County records, granted and conveyed unto Omni Contractors a Pennsylvania General Partnership, in fee.

TOGETHER with all and singular the buildings and improvements, ways, streets, alleys, driveways, passages, waters, water-courses, rights, liberties, privileges, hereditaments and appurtenances, whatsoever unto the hereby granted premises belonging, or in anywise appertaining, and the reversions and remainders, rents, issues, and profits thereof; and all the estate, right, title, interest, property, claim and demand whatsoever of the said grantor, as well at law as in equity, of, in and to the same.

                                                                           FINAL

                                   EXHIBIT "B"


                            APPROVED TITLE EXCEPTIONS

1.       Discrepancies,   conflicts  in  boundary   lines,   shortage  in  area,
         encroachments, or any other facts which a correct survey would disclose, and which are shown by the public records.

2. Possible additional tax assessment for new construction and/or major improvements not yet due and payable.

3. Stream of water flows through premises hereon, subject to rights of other riparian owners abutting stream.